UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 5, 2006
PINNACLE AIRLINES CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31898	03-0376558

(State or other jurisdiction	(Commission	(I. R. S. Employer
of incorporation or organization)	File Number)	Identification No.)

1689 Nonconnah Blvd, Suite 111 Memphis, TN		38132

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (901) 348-4100
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
On December 5, 2006, Pinnacle Airlines, Inc., a wholly owned subsidiary of Pinnacle Airlines Corp., issued a press release to report, among other things, its passenger and traffic levels for November 2006. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.
(c)	Exhibits:

Exhibit
Number	Description

99.1	Press release issued by Pinnacle Airlines, Inc. dated December 5, 2006

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PINNACLE AIRLINES CORP. (Registrant)
By:	/s/ Peter D. Hunt
Peter D. Hunt
Vice President and Chief Financial Officer

December 7, 2006

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Press release issued by Pinnacle Airlines, Inc. dated December 5, 2006